UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 29, 2015

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

LightPath Technologies, Inc.

Form 8-K

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On January 29, 2015, LightPath Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”).  A total of 14,297,166 shares of common stock were issued and outstanding as of the record date of the Meeting, December 2, 2014, and a total of 12,818,266 shares were present or represented by proxy and voted at the Meeting, constituting a quorum.  The following proposals were voted on at the Meeting, as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on December 19, 2014 (the “Proxy”):

Proposal 1 – Election of Class III director. The Company’s stockholders duly elected Mr. Leeburg by at least a plurality of the votes cast, to serve until his successor is elected and qualified or until his earlier resignation or removal. The results of the voting were as follows:

	For	Withheld	Broker Non-Votes
Louis Leeburg	7,415,083	176,931	5,226,252

Proposal 2 – Approve the adoption of the 2014 Employee Stock Purchase Plan. The Company’s stockholders approved the adoption of the 2014 Employee Stock Purchase Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
7,417,331	172,590	2,093	5,226,252

Proposal 3 – Approve an amendment to the Amended and Restated Omnibus Incentive Plan (the “Plan”) to increase the shares available for future grants under the Plan by 1,200,000 shares: The Company’s stockholders approved the amendment to the Plan to increase the shares available for future grants under the Plan by 1,200,000 shares. The results of the voting were as follows.

For	Against	Abstain	Broker Non-Votes
7,245,775	338,822	7,417	5,226,252

 Proposal 4 – Approve an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to remove the limitation on the maximum size of our board of directors: The Company’s stockholders did not approve the amendment to the Certificate of Incorporation to remove the limitation on the maximum size of the board of directors. The results of the voting were as follows.

For	Against	Abstain	Broker Non-Votes
7,088,159	404,723	99,132	5,226,252

Proposal 5 – Ratification of the Independent Public Accountant: The Company’s stockholders ratified the selection of Cross, Fernandez & Riley LLP as the Company’s independent public accountant. The results of the voting were as follows.

For	Against	Abstain	Broker Non-Votes
12,527,195	275,902	15,169	0

ITEM 7.01 REGULATION FD DISCLOSURE.

On January 29, 2015, immediately following the Meeting, the Company provided a presentation to investors. The presentation is available in the “Investors” section of our website (www.lightpath.com). A copy of the Meeting Presentation is also attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1

Annual Meeting Presentation of LightPath Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: January 30, 2015	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, CFO